COLUMBIA FUNDS SERIES TRUST

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Balanced Growth Portfolio

Columbia LifeGoal® Income and Growth Portfolio

Columbia LifeGoal® Income Portfolio

(the “Portfolios”)

Supplement dated May 10, 2011 to the Portfolios’ prospectuses dated August 1, 2010 and December 8, 2010, as supplemented

1.	All Portfolios.

Effective May 10, 2011, David Joy no longer serves as a co-manager of the Portfolios. Accordingly, the following revisions for each of the Portfolios are made, effective as of May 10, 2011:

•	All references to David Joy as a co-manager of the Portfolios are deleted from the Portfolios’ prospectuses.

2.	Columbia LifeGoal® Growth Portfolio only.

Effective May 10, 2011, Robert McConnaughey becomes an additional co-manager of the Columbia LifeGoal® Growth Portfolio. Accordingly, the following revisions are made to the prospectuses offering Columbia LifeGoal® Growth Portfolio, effective as of May 10, 2011:

•	The section of the Portfolios’ prospectuses entitled “Columbia LifeGoal® Growth Portfolio – Investment Adviser and Portfolio Manager(s)” is modified by adding the following under “Portfolio Managers”:

Robert McConnaughey

Co-manager. Service with the Portfolio since May 2011.

•

The section of the Portfolios’ prospectuses entitled “Management of the Portfolios – Primary Service Providers – Portfolio Managers” is modified by adding the following disclosure to the end of the section:

Information in the table shown below references the Adviser’s portfolio manager who is responsible, with others referenced above, for overseeing the investments of the Columbia LifeGoal® Growth Portfolio only.

Robert McConnaughey
Co-manager of Columbia LifeGoal® Growth Portfolio. Service with the Portfolio since May 2011.

Portfolio Manager and Head of Equity of the Adviser. From 2002 until joining the Adviser in May 2010, Mr. McConnaughey was associated with the Portfolio’s previous investment adviser or its predecessors as an investment professional. Mr. McConnaughey began his investment career in 1993 and earned a B.A. from Dartmouth College.

Shareholders should retain this Supplement for future reference.

C-1056-3 A (5/11)